Exhibit 99.1

GGP Inc. Sets Record Date for Pre-Closing Dividend in

Connection with Transaction with Brookfield Property

Partners L.P.

Chicago, IL, July 17, 2018 - As previously announced, on March 26, 2018, GGP Inc. (“GGP”) (NYSE: GGP) and Brookfield Property Partners L.P. (“BPY”) entered into a definitive agreement pursuant to which BPY will acquire all of the shares of GGP common stock, par value $0.01 per share, that BPY and its affiliates do not already own, through a series of transactions (collectively, the “Transactions”), including the declaration of a special dividend. As more fully described in the Merger Agreement (as defined below), the special dividend is payable to the holders of record of shares of GGP common stock (not including restricted shares of GGP common stock) as of the end of trading on the New York Stock Exchange (the “NYSE”) on the first business day following receipt of the requisite stockholder approval of the Transactions and following the exchange of all shares of GGP common stock held by certain affiliates of BPY for series B preferred stock to be authorized and issued by GGP pursuant to the terms of the Merger Agreement (the “Pre-Closing Dividend”). GGP today announced that its board of directors (the “Board”), upon the recommendation of the special committee of the Board, comprised entirely of non-management independent directors who are not affiliated with BPY (the “Special Committee”), fixed the end of trading on the NYSE on July 27, 2018 as the record date for, and declared, the Pre-Closing Dividend. The payment of the Pre-Closing Dividend is conditioned upon, among other things, the Transactions having been approved by the holders of GGP common stock at the Special Meeting (as defined below) and the satisfaction of other customary closing conditions.

In aggregate, the Pre-Closing Dividend consists of the Aggregate Cash Dividend Amount (as such term is defined in the Merger Agreement) and a number of shares of class A stock, par value $0.01 per share, to be authorized and issued by Brookfield Property REIT Inc. (“BPR”) (the surviving corporation following the consummation of the Transactions) upon the amendment and restatement of GGP’s certificate of incorporation on the Charter Closing Date (as such term is defined in the Merger Agreement) equal to the Aggregate Stock Dividend Amount (as such term is defined in the Merger Agreement), as appropriately adjusted pursuant to the terms of the Merger Agreement (to the extent applicable), with a payment date of the Charter Closing Date.

As more fully described in the Merger Agreement, holders of GGP common stock who are entitled to receive the Pre-Closing Dividend will have the right to elect to receive either cash and/or class A stock of BPR or limited partnership units of BPY, subject to proration. The election forms setting forth detailed instructions on how to make an election to receive cash and/or class A stock of BPR or BPY units will be mailed to such holders on or after the record date for the Pre-Closing Dividend. Any shares of GGP common stock that are entitled to make an election for which an effective, properly completed election form has not been received by the deadline specified in the election forms will be deemed to have made a cash election and will be deemed to have made an election to receive BPY units to the extent any equity is received or entitled to be received due to proration. Thus, any holder of GGP common stock that wishes to receive a portion of their consideration in class A stock of BPR must submit a properly completed election form prior to the deadline.

It is anticipated that from trading on July 26, 2018, the business day immediately prior to the record date for the Pre-Closing Dividend, through (and including) the payment date for the Pre-Closing Dividend, GGP common stock will trade with “due bills” attached, pursuant to which, during such period, the transferor of any GGP common stock will relinquish its entitlement to the Pre-Closing Dividend to the transferee and the transferee of any GGP common stock will be deemed to have made an election to receive the default cash in the Pre-Closing Dividend and to receive BPY units to the extent any equity is received or entitled to be received due to proration. It is currently expected that the NYSE will not issue an ex-dividend date with respect to the Pre-Closing Dividend. More detailed information about the Pre-Closing Dividend will be included in the election forms and materials which will be mailed to holders of GGP common stock who are entitled to receive the Pre-Closing Dividend on or after the record date for the Pre-Closing Dividend.

In connection with the Transactions, GGP has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on June 27, 2018, which contains a notice of a special meeting of holders of GGP common stock to be held on July 26, 2018 for the purpose of obtaining the requisite stockholder approval of the Transactions (the “Special Meeting”).

GGP expects that the Transactions will be completed in the third quarter of 2018, subject to, among other things, receipt of the requisite stockholder approval of the Transactions and the satisfaction of other customary closing conditions.

About GGP Inc.

GGP Inc. is an S&P 500 company focused exclusively on owning, managing, leasing and redeveloping high-quality retail properties throughout the United States. GGP is headquartered in Chicago, Illinois, and publicly traded on the NYSE under the symbol GGP.

About Brookfield Property Partners L.P.

Brookfield Property Partners is one of the world’s largest commercial real estate companies, with approximately $69 billion in total assets. We are leading owners, operators and investors in commercial real estate, with a diversified portfolio of premier office and retail assets, as well as interests in multifamily, triple net lease, industrial, hospitality, self-storage, student housing and manufactured housing assets. Brookfield Property Partners is listed on the NASDAQ and Toronto stock exchanges. Further information is available at bpy.brookfield.com.

Brookfield Property Partners is the flagship listed real estate company of Brookfield Asset Management, a leading global alternative asset manager with over $285 billion in assets under management.

GGP Inc. Contact:

Kevin Berry

EVP Human Resources

& Communications

O: (312) 960-5529

M: (708) 308-5999

kevin.berry@ggp.com

Brookfield Contact:

Matthew Cherry

SVP, Investor Relations & Communications

O: (212) 417-7488

M: (917) 209-7343

matthew.cherry@brookfield.com

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction contemplated by the Agreement and Plan of Merger, dated as of March 26, 2018 and as amended on June 25, 2018, among BPY, Goldfinch Merger Sub Corp. and GGP (as may be further amended or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”). This communication may be deemed to be solicitation material in respect of the proposed transaction involving BPY and GGP. In connection with the proposed transaction, BPY filed with the SEC a registration statement on Form F-4 (File No.: 333-224594) that includes a prospectus of BPY (the “BPY prospectus”), and GGP filed with the SEC a registration statement on Form S-4 (File No.: 333-224593) that includes a proxy statement/prospectus of GGP (the “GGP proxy statement/prospectus”). The parties also filed a Rule 13E-3 transaction statement on Schedule 13E-3. The registration statements filed by BPY and GGP were declared effective by the SEC on June 26, 2018 and GGP has mailed the GGP proxy statement/prospectus in definitive form to its stockholders of record as of the close of business on June 22, 2018. Each of BPY and GGP may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the BPY prospectus, the GGP proxy statement/prospectus, the registration statements or any other document which BPY or GGP may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE ABOVE-REFERENCED AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR

ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT BPY, GGP, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain free copies of the above-referenced and other documents filed with the SEC by BPY and GGP, when available, through the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the above-referenced and other documents filed with the SEC by BPY, when available, by contacting BPY Investor Relations at bpy.enquiries@brookfield.com or +1 (855) 212-8243 or at BPY’s website at http://bpy.brookfield.com, and may obtain free copies of the above-referenced and other documents filed with the SEC by GGP, when available, by contacting GGP Investor Relations at (312) 960-5000 or at GGP’s website at http://www.ggp.com.

Non-solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in Solicitation

BPY, GGP and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from GGP stockholders in respect of the proposed transaction that is described in the BPY prospectus and the GGP proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from GGP stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the BPY prospectus and the GGP proxy statement/prospectus. You may also obtain the documents that BPY and GGP file electronically free of charge from the SEC’s website at http://www.sec.gov. Information regarding BPY’s directors and executive officers is contained in BPY’s 2017 Annual Report on Form 20-F filed with the SEC on March 9, 2018. Information regarding GGP’s directors and executive officers is contained in GGP’s 2017 Annual Report on Form 10-K filed with the SEC on February 22, 2018 and its 2018 Annual Proxy Statement on Schedule 14A filed with the SEC on April 27, 2018.

Forward-Looking Statements

This communication contains “forward-looking information” within the meaning of Canadian provincial securities laws and applicable regulations and “forward-looking statements” within the meaning of “safe harbor” provisions of applicable U.S. securities laws, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature or depend upon or refer to future events or conditions, include statements regarding the expected timing, completion and effects of the proposed transaction, our operations, business, financial condition, expected financial results, performance, prospects, opportunities, priorities, targets, goals, ongoing objectives, strategies and outlook, as well as the outlook for North American and international economies for the current fiscal year and subsequent periods, and include words such as “expects,” “anticipates,” “plans,” “believes,” “estimates,” “seeks,” “intends,” “targets,” “projects,” “forecasts,” “likely,” or negative versions thereof and other similar expressions, or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.”

Although we believe that our anticipated future results, performance or achievements expressed or implied by the forward-looking statements and information are based upon reasonable assumptions and expectations, the reader should not place undue reliance on forward-looking statements and information because they involve known and unknown risks, uncertainties and other factors, many of which are beyond our control, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievement expressed or implied by such forward-looking statements and information.

Factors that could cause actual results to differ materially from those contemplated or implied by forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstance that could affect the proposed transaction on the anticipated terms and timing, including the risk that the proposed transaction may not be consummated; risks related to BPY’s ability to integrate GGP’s business into its own and the ability of the combined company to attain expected benefits therefrom; risks incidental to the ownership and operation of real estate properties including local real estate conditions; the impact or unanticipated impact of general economic, political and market factors in the countries in which we do business; the ability to enter into new leases or renew leases on favorable terms; business competition; dependence on tenants’ financial condition; the use of debt to finance our business; the behavior of financial markets, including fluctuations in interest and foreign exchange rates; uncertainties of real estate development or redevelopment; global equity and capital markets and the availability of equity and debt financing and refinancing within these markets; risks relating to our insurance coverage; the possible impact of international conflicts and other developments including terrorist acts; potential environmental liabilities; changes in tax laws and other tax related risks; dependence on management personnel; illiquidity of investments; the ability to complete and effectively integrate other acquisitions into existing operations and the ability to attain expected benefits therefrom; operational and reputational risks; catastrophic events, such as earthquakes and hurricanes; and other risks and factors detailed from time to time in our documents filed with the securities regulators in Canada and the United States.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on our forward-looking statements or information, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements or information, whether written or oral, that may be as a result of new information, future events or otherwise.